UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 10, 2004.

                            SALISBURY BANCORP, INC. .
               (Exact name of registrant as specified in charter)


               Connecticut                               0-24751                       06-1514263
------------------------------------------------------------------------------------------------------------
(State or other jurisdiction of incorporation)   (Commission File Number)   (IRS Employer Identification No.)


5 Bissell Street, Lakeville, Connecticut                              06039-1868
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (zip code)


Registrant's telephone number, including area code:  (860) 435-9801



--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (12 C.F.R. 230.425)

[_] Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 C.F.R. 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 C.F.R. 240.13e-4(c))

Form 8-K, Current Report
Salisbury Bancorp, Inc.


     On September 13, 2004, Salisbury Bancorp, Inc. (the "Company") filed a Form 8-K (the "Form 8-K") to report the completion of the merger of Canaan National Bancorp, Inc. ("Canaan") with and into the Company pursuant to the Agreement and Plan of Merger by and between the Company and Canaan (the "Merger Agreement"), without the financial information required by Item 9.01 of Form 8-K. Accordingly, the Company is filing this Form 8-K/A to include that financial information.

     Item 9.01 Financial Statements and Exhibits.
               ----------------------------------

               (a)  Financial Statements of Businesses Acquired.
                    --------------------------------------------

     The financial statements of Canaan required by this Item for the periods specified in Rule 3-05(b) of Regulation S-X are attached to this amendment to the Form 8-K.

               (b)  Pro Forma Financial Information.
                    --------------------------------

     The pro forma financial information required pursuant to Article 11 of Regulation S-X are attached to this amendment to the Form 8-K.

               (c)  Not Applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated: November 24, 2004                     SALISBURY BANCORP, INC.


                                             By:  /s/ John F. Foley
                                                  ------------------------------
                                                  John F. Foley
                                                  Chief Financial Officer

                  CANAAN NATIONAL BANCORP, INC. AND SUBSIDIARY
                  --------------------------------------------

                           CONSOLIDATED BALANCE SHEETS
                           ---------------------------

                             (dollars in thousands)

                                                                                   June 30,      December 31,
                                                                                     2004           2003
                                                                                     ----           ----
                                                                                 (unaudited)
ASSETS
------
Cash and due from banks                                                           $   2,577       $   1,766
Interest bearing demand deposits with other banks                                        71              50
Federal Home Loan Bank overnight deposit                                                225               0
                                                                                  ---------       ---------
           Cash and cash equivalents                                                  2,873           1,816
Investments in available-for-sale securities (at fair value)                         43,861          44,121
Investments in held-to-maturity securities (fair values of $796 as of
   June 30, 2004 and $803 as of December 31, 2003)                                      753             756
Federal Reserve Bank stock, at cost                                                      56              56
Federal Home Loan Bank stock, at cost                                                 1,291           1,250
Loans, net of allowance for loan losses of $693 as of June 30, 2004
   and $698 as of December 31, 2003                                                  54,406          56,328
Loans held-for-sale                                                                       0             180
Premises and equipment                                                                1,071           1,212
Accrued interest receivable                                                             535             584
Other assets                                                                            626             781
                                                                                  ---------       ---------
           Total assets                                                           $ 105,472       $ 107,084
                                                                                  =========       =========

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
Deposits:
   Noninterest-bearing                                                            $  15,396       $  14,135
   Interest-bearing                                                                  59,489          60,848
                                                                                  ---------       ---------
           Total deposits                                                            74,885          74,983
Federal Home Loan Bank advances                                                      22,143          23,319
Other borrowed funds                                                                     75              98
Other liabilities                                                                       173             336
                                                                                  ---------       ---------
           Total liabilities                                                         97,276          98,736
                                                                                  ---------       ---------
Stockholders' equity:
   Common stock, par value $.01 per share; authorized 300,000 shares; issued and outstanding, 177,418 shares as of June 30, 2004 and
       177,418 shares as of December 31, 2003                                             2               2
   Paid-in capital                                                                    1,071           1,071
   Retained earnings                                                                  8,087           7,808
   Accumulated other comprehensive loss                                                (964)           (530)
                                                                                  ---------       ---------
           Total stockholders' equity                                                 8,196           8,351
                                                                                  ---------       ---------
           Total liabilities and stockholders' equity                             $ 105,472       $ 107,087
                                                                                  =========       =========

                  CANAAN NATIONAL BANCORP, INC. AND SUBSIDIARY
                  --------------------------------------------

                        CONSOLIDATED STATEMENTS OF INCOME
                        ---------------------------------
                                   (unaudited)
                                    ---------
                      (in thousands except per share data)
                      ------------------------------------

                                                                Six months ended       Three months ended
                                                                ----------------       ------------------
                                                                    June 30,                June 30,
                                                                    --------                --------
                                                                2003        2004        2003        2004
                                                                ----        ----        ----        ----
Interest and dividend income:
   Interest and fees on loans                                  $1,776      $2,102      $  819      $  970
   Interest on debt securities:
      Taxable                                                     498         443         243         207
      Tax-exempt                                                  233         180         117          96
   Dividends                                                       54          76          22          35
   Other interest                                                   1           8           0           5
                                                               ------      ------      ------      ------
          Total interest and dividend income                    2,562       2,809       1,201       1,313
Interest expense:
   Interest on deposits                                           462         613         229         300
   Interest on Federal Home Loan Bank advances                    514         535         250         269
                                                               ------      ------      ------      ------
         Total interest expense                                   976       1,148         479         569
                                                               ------      ------      ------      ------
         Net interest and dividend income                       1,586       1,161         722         744
Provision for loan losses                                           6           9           3           4
                                                               ------      ------      ------      ------
         Net interest and dividend income after provision
         for loan losses                                        1,580       1,652         719         740
                                                               ------      ------      ------      ------
Other income:
   Service charges on deposit accounts                            139         151          64          71
   Gain on sales of available-for-sale securities, net             20           0          20
                                                                                                        0
   Gain on sales of loans, net                                     92         139          71         139
   Servicing income                                                42          25          18          12
   Other income                                                    41          32          31          23
                                                               ------      ------      ------      ------
         Total other income                                       334         347         204         245
                                                               ------      ------      ------      ------
Other expense:
   Salaries and employee benefits                                 799         823         398         416
   Occupancy expense                                               98          97          47          44
   Equipment expense                                              131         145          66          77
   Data processing                                                 79          89          38          44
   Professional fees                                               72          73          61          14
   Other expense                                                  269         333         117         169
                                                               ------      ------      ------      ------
         Total other expense                                    1,448       1,560         727         764
                                                               ------      ------      ------      ------
         Income before income taxes                               466         439         196         221
Income taxes                                                      133          90          58          40
                                                               ------      ------      ------      ------
         Net income                                            $  333      $  349      $  138      $  181
                                                               ======      ======      ======      ======

Earnings per common share                                      $ 1.88      $ 1.99      $  .78      $ 1.03
Earnings per common share, assuming dilution                     1.81        1.95      $  .75      $ 1.01

                  CANAAN NATIONAL BANCORP, INC. AND SUBSIDIARY
                  --------------------------------------------

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                      -------------------------------------

                     Six Months Ended June 30, 2004 and 2003
                     ---------------------------------------
                                   (Unaudited)
                                 (in thousands)

                                                                                           2004          2003
                                                                                          -------       -------
Cash flows from operating activities:
   Net income                                                                             $   333       $   349
   Adjustments to reconcile net income to net cash provided by operating activities:
     Amortization of securities, net                                                           (6)          127
     Provision for loan losses                                                                  6            10
     Change in unearned income                                                                  0           (20)
     Net decrease in loans held-for-sale                                                        0           859
     Depreciation and amortization                                                             17           115
     Increase in interest receivable                                                          (37)          (28)
     Decrease (increase) in prepaid expenses                                                   36            (3)
     Decrease (increase) in other assets                                                       97           (18)
     Increase in taxes payable                                                                 78             0
     Decrease in accrued expenses                                                             (14)          (19)
     Decrease in interest payable                                                             (13)           (9)
     Decrease in other liabilities                                                            (13)           (3)
                                                                                          -------       -------

   Net cash provided by operating activities                                                  484         1,360
                                                                                          -------       -------

Cash flows from investing activities:
   Purchases of available-for-sale securities                                              (4,814)       (5,216)
   Proceeds from maturities of available-for-sale securities                                4,367         2,259
   Proceeds from maturities of held-to-maturity securities                                    154           250
   Purchases of Federal Home Loan Bank stock                                                  (41)            0
   Loan originations and principal collections, net                                         2,277        (1,689)
   Recoveries of loans previously charged off                                                   7            16
   Capital expenditures                                                                       (37)         (225)
                                                                                          -------       -------

   Net cash used in by (provided) investing activities                                      1,913        (4,605)
                                                                                          -------       -------

Cash flows from financing activities:
   Net increase in demand deposits, NOW and savings accounts                                1,825         3,868
   Net decrease increase in time deposits                                                  (1,937)         (218)
   Net increase in short term advances from Federal Home Loan Bank                          3,402           750
   Principal payments on long-term advances from Federal Home Loan Bank                    (4,578)         (773)
   Net (decrease) increase in other borrowed funds                                            (53)           12
   Dividends paid                                                                               0           (49)
   Retirement of shares of common stock                                                         0            14
                                                                                          -------       -------

   Net cash provided by (used in) financing activities                                     (1,341)        3,604
                                                                                          -------       -------

Net increase in cash and cash equivalents                                                   1,056           359
Cash and cash equivalents at beginning of period                                            1,817         3,648
                                                                                          -------       -------
Cash and cash equivalents at end of period                                                $ 2,873       $ 4,007
                                                                                          =======       =======

Supplemental disclosures:
   Interest paid                                                                          $   963       $ 1,157
   Income taxes paid                                                                          190           184


                             Salisbury Bancorp, Inc.
                       and Canaan National Bancorp, Inc.
                   Unaudited Pro Forma Consolidated Condensed
                   Combined Balance Sheet as of June 30, 2004
                                 (in thousands)

                                                                           Historical
                                                                           ----------

                                                                 Canaan
                                                 Salisbury       National         Pro Forma       Pro Forma
                                                 Bancorp, Inc.   Bancorp, Inc.    Adjustments      Combined
                                                 -------------   -------------    -----------      --------

ASSETS:
  Cash and cash equivalents ....................   $   9,227      $   2,873      $ (6,020)(A)     $   6,080
  Securities ...................................     157,808         45,961          --             203,769
  Loans, net ...................................     143,622         54,406           905 (B)       198,933
  Premises and equipment, net ..................       3,135          1,071         1,508 (B)         5,714
  Investment in real estate ....................          75           --            --                  75
  Goodwill .....................................       2,358           --           6,400 (C)         8,758
  Core deposit intangible ......................         698           --           1,190 (B)         1,888
  Other assets .................................       7,848          1,161          (309)(C)         8,700
                                                   ---------      ---------      --------         ---------
     Total assets ..............................   $ 324,771      $ 105,472      $  3,674         $ 433,917
                                                   =========      =========      ========         =========

LIABILITIES AND EQUITY:
  Deposits .....................................   $ 219,774      $  74,886      $    (36)(B)     $ 294,624
  Total borrowings .............................      75,457         22,219           618 (B)        98,294
  Other liabilities ............................       2,302            171           589 (B)         3,062
                                                   ---------      ---------      --------         ---------
     Total liabilities .........................     297,533         97,276         1,171           395,980
                                                   ---------      ---------      --------         ---------
  Common Stock .................................         142              2            24 (F)           168
  Paid-in capital ..............................       2,359          1,071         9,602 (F)        13,032
  Accumulated other comprehensive loss .........      (2,442)          (964)          964            (2,442)
  Retained earnings ............................      27,179          8,087        (8,087)           27,179
                                                   ---------      ---------      --------         ---------
     Total shareholders' equity ................      27,238          8,196         2,503            37,937
                                                   ---------      ---------      --------         ---------
     Total liabilities and stockholder's equity    $ 324,771      $ 105,472      $  3,674         $ 433,917
                                                   =========      =========      ========         =========

                             Salisbury Bancorp, Inc.
                       and Canaan National Bancorp, Inc.
                   Unaudited Pro Forma Consolidated Condensed
                        Combined Statement of Operations
                     For the Six Months Ended June 30, 2004
                    (in thousands except earnings per share)

                                                                           Historical
                                                                           ----------

                                                                Canaan
                                                 Salisbury      National        Pro Forma       Pro Forma
                                                 Bancorp, Inc.  Bancorp, Inc.   Adjustments     Combined
                                                 -------------  -------------   -----------     --------

Interest and dividend income:
  Interest and fees on loans ...............      $  4,324      $  1,776        $(55)(D)       $  6,045
  Investment and mortgage-backed securities          3,228           785          --              4,013
  Federal funds sold .......................            18             1          --                 19
                                                  --------      --------        ----           --------
     Total interest income .................         7,570         2,562         (55)            10,077
                                                  --------      --------        ----           --------
Interest expense:
  Deposits .................................         1,216           463           7 (D)          1,686
  Federal Home Loan Bank borrowings ........         1,326           514         (40)(D)          1,800
                                                  --------      --------        ----           --------
     Total interest expense ................         2,542           977         (33)             3,486
                                                  --------      --------        ----           --------
     Net interest income ...................         5,028         1,585         (22)             6,591
Provision for loan losses ..................           120             6          --                126
     Net interest and dividend income
        after provision for loan losses ....         4,908         1,579         (22)             6,465
                                                  --------      --------        ----           --------
Noninterest income:
  Service charges checking .................           306           138         (17)(E)            427
  FHLB Gain/Prem/CR enhancement ............           149            62                            211
  Other income .............................         1,759           134         (17)(E)          1,876
                                                  --------      --------        ----           --------
     Total noninterest income ..............         2,214           334         (34)             2,514
                                                  --------      --------        ----           --------
Noninterest expense:
  Compensation and benefits ................         2,522           799          --              3,321
  Total occupancy ..........................           163            98          19 (D)            280
  Total furniture and equipment ............           281           130          --                411
  Data processing ..........................           300            79          (9)(E)            370
  Insurance ................................            58             9          (4)(E)             63
  Professional fees ........................          --              44         (28)(E)             16
  Legal ....................................            62            29         (23)(E)             68
  Printing and stationary ..................           113             8          --                121
  Amortization of core deposit intangibles .            34          --            27 (D)             61
  Other expense ............................           804           251         (42)(E)          1,013
                                                  --------      --------        ----           --------
     Total noninterest expense .............         4,337         1,447         (60)             5,724
                                                  --------      --------        ----           --------
     Income before income tax expense ......         2,785           466           4              3,255
Income tax expense .........................           617           133           1 (D,E)          751
                                                  --------      --------        ----           --------
     Net income ............................      $  2,168      $    333        $  3           $  2,504
                                                  ========      ========        ====           ========

Weighted average shares outstanding ........         1,424           177                          1,682
Earnings per share (G) .....................      $   1.52      $   1.88                       $   1.49

                            Salisbury Bancorp, Inc.
                   Unaudited Pro Forma Consolidated Condensed
                        and Canaan National Bancorp, Inc.
                        Combined Statement of Operations
                  For the Twelve Months Ended December 31, 2003
                    (in thousands except earnings per share)

                                                                           Historical
                                                                           ----------
                                                               Canaan
                                                 Salisbury      National        Pro Forma       Pro Forma
                                                 Bancorp, Inc.  Bancorp, Inc.   Adjustments     Combined
                                                 -------------  -------------   -----------     --------

Interest and dividend income:
  Interest and fees on loans ...............      $ 9,226      $ 4,048         $(110)(D)       $ 13,164
  Investment and mortgage-backed securities         6,385        1,442            --              7,827
  Federal funds sold .......................           38           16            --                 54
                                                  -------      -------         -----           --------
     Total interest and dividend income ....       15,650        5,506          (110)            21,045
                                                  -------      -------         -----           --------
Interest expense:
  Deposits .................................        2,866        1,129            15 (D)          4,010
  Federal Home Loan Bank borrowings ........        2,747        1,072           (80)(D)          3,739
                                                  -------      -------         -----           --------
     Total interest expense ................        5,613        2,201           (65)             7,749
                                                  -------      -------         -----           --------
     Net interest and dividend income ......       10,036        3,305           (45)            13,296
Provision for loan losses ..................          313           36            --                349
                                                  -------      -------         -----           --------
     Net interest and dividend income
      after provision for loan losses ......        9,724        3,269           (45)            12,947
                                                  -------      -------         -----           --------
Noninterest income:
  Service charges checking .................          560          336           (35)(E)            861
  FHLB Gain/Prem/CR enhancement ............          262          627            --                889
  Other fees ...............................        3,162           89           (19)(E)          3,232
                                                  -------      -------         -----           --------
     Total noninterest income ..............        3,984        1,052           (54)             4,982
                                                  -------      -------         -----           --------
Noninterest expense:
  Compensation and benefits ................        4,834        1,696            --              6,530
  Total occupancy ..........................          359          200            38 (D)            597
  Total furniture and equipment ............          579          276            --                855
  Data processing ..........................          575          329           (39)(E)             865
  Insurance ................................          115           27           (14)(E)            128
  Professional fees ........................         --            152           (86)(E)             66
  Legal ....................................          128          137          (125)(E)            140
  Printing and stationary ..................          184           45            --                229
  Amortization of core deposit intangibles .           68         --              54 (D)            122
  Other expense ............................        1,757          422           (83)(E)          2,096
                                                  -------      -------         -----           --------
     Total noninterest expense .............        8,600        3,284          (255)            11,628
                                                  -------      -------         -----           --------
     Income before income tax expense ......        5,108        1,037           156              6,301
Income tax expense .........................        1,268          311            39 (D,E)        1,618
                                                  -------      -------         -----           --------
     Net income ............................      $ 3,840      $   726         $ 117           $  4,683
                                                  =======      =======         =====           ========

Weighted average shares outstanding ........        1,424          177                            1,682
Earnings per share (G) .....................      $  2.70      $  4.09                         $  2.78

             Notes to the Unaudited Pro Forma Consolidated Condensed
                          Combined Financial Statements

A.   Basis of Presentation

          The pro forma information presented is not necessarily indicative of the results of operations or the combined financial position or results of operation that would have resulted had the merger of Canaan National Bancorp, Inc. with and into Salisbury Bancorp, Inc. (the "Merger") been consummated as of or for the periods indicated, nor is it necessarily indicative of the results of operations in future periods or the future financial position of the combined company.

          The unaudited pro forma consolidated financial information reflects the application of the purchase method of accounting. Under this method, the assets and liabilities of Canaan National Bancorp, Inc. were recorded at their estimated fair values at the effective time, September 10, 2004. As described in the accompanying notes, the fair values of the assets and liabilities of Canaan National Bancorp, Inc. have been combined with the historical carrying amounts of the assets and liabilities of Salisbury Bancorp, Inc. and subsidiaries.

          The unaudited pro forma consolidated condensed combined balance sheet as of June 30, 2004 gives effect to the Merger as if the Merger had been consummated on June 30, 2004. The unaudited pro forma consolidated condensed combined statements of operations give effect to the Merger as if the Merger had been consummated at the beginning of the period presented. Certain reclassifications have been included in the unaudited pro forma consolidated condensed combined balance sheet and unaudited pro forma consolidated condensed combined statements of operations to conform the presentation.

          Assumptions relating to the pro forma adjustments set forth in the unaudited pro forma consolidated condensed combined financial statements are summarized as follows:

          Estimated fair values for the assets and liabilities of Canaan National Bancorp, Inc. were obtained as follows:

          Cash and Cash Equivalents. The carrying amounts of cash and cash equivalents approximate their fair value. Cash paid to Canaan National Bancorp, Inc. shareholders totaled $6,020,000.

          Investment and Mortgage-Backed Securities. Fair values for securities are based on quoted market prices.

          Stock in Federal Home Loan Bank and Other Restricted Equity Securities. No ready market exists for these stocks and they have no quoted market value; however, redemption of these stocks has historically been at par value. Accordingly, the carrying amount is deemed to be a reasonable estimate of fair value.

          Loans. Fair values for loans held for investment (included in net loans) and other loans are estimated by segregating the portfolio by type of loan and discounting scheduled cash flows using interest rates currently being offered for loans with similar terms. A prepayment assumption is used as an estimate of the portion of loans that will be repaid prior to their scheduled maturity. The allowance for loan losses as recorded is deemed to be a reasonable estimate of the credit adjustment.

          Office Properties and Equipment. The fair value of office properties is based on an independent appraisal. The book value of equipment is deemed to be a reasonable estimate of fair value.


          Deposits. The fair values disclosed for demand deposits (e.g., interest and noninterest checking, passbook savings and market accounts) are, by definition, equal to the amount payable on demand at the reporting date (i.e., their carrying amounts). Fair values for fixed-rate certificate accounts are estimated using a discounted cash flow calculation that applies interest rates currently being offered on certificates to a schedule of aggregated expected monthly maturities on certificate accounts.

          Identifiable Intangible Assets. A fair value for the core deposit intangible asset related to Canaan National Bancorp, Inc. was estimated by calculating a 2.39% premium on core deposits of $49.7 million. The core deposit intangible is being amortized over 12.50 years.

          Other Assets and Other Liabilities. Because these financial instruments will typically be received or paid within three months, the carrying amounts of such instruments are deemed to be a reasonable estimate of fair value.

          The premium on loans will be amortized to interest income over 4.95 years so as to approximate a constant yield to maturity. The fair market value adjustment for deposits will be accreted to interest expense over
     1.49 years so as to approximate a constant yield to maturity. The increase in premises to fair value will be depreciated over a 40 year period as an increase to expense.

B.   Purchase Accounting Adjustments

 Purchase accounting adjustments are follows (in thousands):

     Increase value of building..................................  $  1,508
     Increase value of loans ....................................       905
     Decrease liability for term deposits .......................        36
     Increase borrowing .........................................      (618)
     Core deposit intangible recorded ...........................     1,190
     Deferred tax liability .....................................      (589)
              Total..............................................     2,432
     Equity of Canaan National Bancorp, Inc. (6-30-04) ..........     8,196
              Total fair value of net assets acquired............  $ 10,628


 Refinements to the foregoing amounts may occur subsequent to the completion of the Merger.

C.   Calculation of Goodwill

          Excess of cost over the fair value of net assets acquired in the Merger was calculated as follows (in thousands):

          Cost............................................................  $16,719
          Business combination costs......................................      309
            Total cost....................................................   17,028
          Fair value of net assets acquired...............................  (10,628)
          Total excess of cost over the fair value of net assets acquired.  $ 6,400

D. Pro Forma Income Statement Adjustments

Pro forma income statement adjustments that were calculated for the Merger are as follows (in thousands):


                                                       For the Year        For the Six Months
                                                       Ended Dec. 31,      Ended June 30,
                                                              2003              2004
                                                       Income (Expense)    Income (Expense)
                                                       ----------------    ----------------

Amortization of premium on borrowings ...................     $  80          $  40
Amortization of premium on loans receivable .............      (110)           (55)
Depreciation of fair value adjustment for building ......       (38)           (19)
Amortization of fair value adjustment for term deposits .       (15)            (7)
Income tax expense ......................................        34             17
Amortization of core deposit intangible asset ...........       (54)           (27)
                                                              -----          -----
Total adjustments .......................................     $(103)         $ (51)
                                                              =====          =====

     Income tax expense is adjusted using a combined effective tax rate of 25%.

     The following table summarizes the estimated net future impact of the amortization of the purchase accounting adjustments made in connection with the Merger on our results of operations (in thousands):

                                                        Net Increase (Decrease)
                     Fiscal Years Ended                 In Net Income
                          December 31,                  of Amortized Amounts
                     -------------------                --------------------

                     2004  9/10-12/31..                    $     (37)
                     2005................                       (122)
                     2006................                       (122)
                     2007................                       (141)
                     2008.................                       (92)
                     2009 and thereafter                      (1,625)

E.   Other Income Statement Adjustments

                                                                             For the Year           For the Six Months
                                                                             Ended Dec. 31,          Ended June 30,
                                                                                  2003                     2004
                                                                            -------------------    -------------------
                                                                            Increase (decrease)    Increase (decrease)
                                                                                        in net income
                                                                                       (in thousands)

     Eliminate service charge income on CNB checking accounts (recurring)              (35)               (17)
     Eliminate CNB Insurance Agency (recurring)                                        (19)               (17)
     Eliminate CNB Internet banking expense (recurring)                                 39                  9
     New Surety Bond expense (approximately 50% of CNBs cost) (recurring)               14                  4
     Eliminate CNB merger expenses for additional auditing fees, (non-recurring)        86                 28
     Eliminate CNB merger related legal expenses (non-recurring)                       125                 23
     Eliminate other expenses which no longer apply:
          OCC assessment                                                                45                 23
          Armored car service                                                            3                  1
          Compliance expense (net)                                                      14                  7
          Loan review                                                                   21                 10
        Less income tax effect                                                         (73)               (18)
                                                                                       ---                ---
              Total                                                                    220                 53
                                                                                       ===                 ==

F.   Issuance of Shares to Salisbury Bancorp, Inc.

     Based on the average closing price of common stock of $41.55 per share, the issuance of 257,483 shares of common stock of Salisbury Bancorp, Inc., $.10 par value, is reflected by an increase of $25,748 to common stock and an increase of $10,672,670 to paid-in capital. As part of the Merger, equity accounts of Canaan National Bancorp, Inc. are eliminated.

G.   Earnings Per Share

     Basic earnings per share is computed by dividing income available to common stockholders by the weighted-average number of common shares outstanding for the period. Pro forma combined earnings per share reflects the additional weighted average shares of Canaan National Bancorp, Inc. times 1.3371, (representing the number of shares of Salisbury Bancorp, Inc. issued for each share of Canaan Bancorp, Inc.), plus 21,000 shares issued upon exercise of the remaining Canaan stock options.